UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Fortune Brands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2)	Form, Schedule or Registration Statement No.:

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 29, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement, Form 10-K/A and 2007 Annual Review

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: **www.proxyvote.com**

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 15, 2008.

To request material: **Internet**: www.proxyvote.com **Telephone**: 1-800-579-1639 ****Email**: sendmaterial@proxyvote.com

If requesting material by e-mail please send a blank e-mail with the **12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

FORTUNE BRANDS

C/O BNY MELLON SHAREOWNER SERVICES
P.O. BOX 358015
PITTSBURGH, PA 15252-8015

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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FORTUNE BRANDS, INC.

Vote In Person

At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote ***now*** by Internet, go to **WWW.PROXYVOTE.COM.**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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PAGE A (OF DUPLEX A/B)

Meeting Location

The Annual Meeting of stockholders is to be held on April 29, 2008 at 1:30 p.m. CDT at: Hyatt Deerfield
1750 Lake Cook Road
Deerfield, Illinois 60015

MEETING DIRECTIONS

Directions from Downtown Chicago to Hotel:

Take 94 West to Route 41. Exit onto Lake Cook Road from Route 41 (one ramp, lighted intersection exit). Turn left onto Lake Cook Road heading West. The hotel is located approximately 4 miles West on the Northeast corner of the Lake Cook Road / I-294 intersection. This route has no tolls.

Directions to Hotel from I-94 Southbound:

Take I-94 heading South to the Lake Cook Road exit (one ramp, lighted intersection exit). Turn left onto Lake Cook Road heading East. Turn left onto Wilmot Road (second traffic light after you exit tollway). First driveway on the left side of street will be the entrance to the Hyatt Deerfield. This route has several tolls.

Directions to Hotel from I-294 Northbound:

Take I-294 heading North to the Lake Cook Road exit (one ramp, lighted intersection, exact change toll plaza). Turn right onto Lake Cook Road. At Wilmot Road (first lighted intersection after exit) turn left. The first driveway on the left side of street will be the entrance to the Hyatt Deerfield. This route has several tolls.


I-94
WILMOT RD.
I-41
LAKE FOREST
LAKE MICHIGAN
DEERFIELD RD.
HIGHLAND PARK
LAKE-COOK RD.
HYATT DEERFIELD
GLENCOE
MILWAUKEE RD.
I-294
WINNETKA
SHERIDAN RD.
KENILWORTH
RIVER RD.
WILMETTE
TO CHICAGO
O'HARE INT'L AIRPORT
N
EVANSTON

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THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.

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PAGE B (OF DUPLEX A/B)

Voting items

The Board of Directors Recommends Votes <u>FOR</u> all Nominees:

Item 1 - Election of Directors - Nominees to Class I:

1a) Richard A. Goldstein
1b) Pierre E. Leroy
1c) A. D. David Mackay

The Board of Directors Recommends Votes <u>FOR</u> Item 2:

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2008.

The Board Of Directors Recommends Votes <u>AGAINST</u> Item 3:

Item 3 - If presented, a shareholder proposal entitled "Elect Each Director Annually".

BARCODE

CONTROL # → **0000 0000 0000**

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
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0 2 0 0 0 0 0 0 0 0 0 0 9 9 9 9 9 9 9 9 9 9 9 9

NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

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Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX

Cusip P99999-010 12 15

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